UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 11, 2022

CROWN PROPTECH ACQUISITIONS

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40017	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue 12th Floor New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 563-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CPTK	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CPTK WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CPTK.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On November 10, 2021, Crown PropTech Acquisitions, a Cayman Islands exempted company (“Crown”), entered into a Business Combination Agreement, as amended (the “Business Combination Agreement”), by and among Crown, Crown PropTech Merger Sub I Corp., a Delaware corporation, Crown PropTech Merger Sub II LLC, a Delaware limited liability company, and Brivo, Inc., a Nevada corporation (“Brivo”) (the “Business Combination”). The obligation of Brivo to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, the aggregate cash proceeds from Crown’s trust account, together with the proceeds from the sale of the PIPE Notes (as defined below), equaling no less than $75 million (after deducting any amounts paid to Crown shareholders that exercise their redemption rights in connection with the Business Combination) (the “BCA Minimum Cash Condition”).

In connection with the signing of the Business Combination Agreement, Crown entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and, in connection with the consummation of the Business Combination, purchase convertible notes (the “PIPE Notes”), with an aggregate principal amount of $75 million, on the terms and subject to the conditions therein. Pursuant to the terms of the Subscription Agreements, each PIPE Investor may, at its election, terminate its Subscription Agreement after July 9, 2022, if the closing of the Business Combination has not occurred as of such date. In addition, the obligation of the PIPE Investors to consummate the purchase of the PIPE Notes is subject to certain other closing conditions, including Crown having at closing at least $95 million of unrestricted cash and, to the extent a revolving credit facility exists at closing, the unrestricted cash together with the undrawn availability under that facility being at least $115 million (the “SA Minimum Cash Condition” and, together with the BCA Minimum Cash Condition, the “Minimum Cash Conditions”).

Golub Capital LLC and its affiliates (such entity, together with its affiliates, “Golub”), a PIPE Investor, subscribed for PIPE Notes with an aggregate principal amount of $68 million. On July 11, 2022, Crown received a notice of election from Golub, notifying Crown that Golub has elected to terminate Golub’s Subscription Agreement because the Business Combination was not consummated by July 9, 2022. As a result, Crown would require additional financing to satisfy the Minimum Cash Conditions. As of the date of this report, Crown has not secured any such additional financing.

The foregoing description of the Business Combination Agreement and the Subscription Agreements is subject to and qualified in its entirety by reference to the full text of the Business Combination Agreement and the Subscription Agreements, copies of which are included as Exhibits 2.1 and 10.2, respectively, to the current report on Form 8-K filed with the SEC on November 16, 2021.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the proposed business combination and the potential success of Brivo's go-to-market strategy, and expectations related to the terms and timing of the proposed business combination. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of Brivo’s and Crown’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Brivo and Crown. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Crown or Brivo is not obtained; the lack of third party valuation in determining whether or not to pursue the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Brivo; the risk that the conditions to the financing for the proposed business combination may not be satisfied or waived; the effect of the announcement or pendency of the proposed business combination on Brivo’s business relationships, performance and business generally; risks that the proposed business combination disrupts current plans of Brivo and potential difficulties in Brivo employee retention as a result of the proposed business combination; the ability to implement business plans, forecasts and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; Brivo's ability to attract and retain customers; the combined company's ability to up-sell and cross-sell to customers, including the success of Brivo’s customers’ development programs, which will drive future revenues; the ability of the combined company to compete effectively and its ability to manage growth; the amount of redemption requests made by Crown’s public shareholders; the ability of Crown or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the combined company’s securities will not be approved for listed on the New York Stock Exchange or if approved, that such listing will be maintained; and those factors discussed in Crown’s Annual Report on Form 10-K for the year ended December 31, 2021, dated April 12, 2022, and the preliminary proxy statement/prospectus of Crown related to the proposed business combination dated April 19, 2022 and, when available, Crown’s final proxy statement to be filed with the SEC, in each case, under the heading “Risk Factors,” and other documents of Crown filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Crown nor Brivo presently know or that Crown and Brivo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Crown’s and Brivo’s expectations, plans or forecasts of future events and views as of the date of this report. Crown and Brivo anticipate that subsequent events and developments will cause Crown’s and Brivo’s assessments to change. However, while Crown and Brivo may elect to update these forward-looking statements at some point in the future, Crown and Brivo specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Crown’s and Brivo’s assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2022

CROWN PROPTECH ACQUISITIONS

By:	/s/ Richard Chera
Richard Chera
Chief Executive Officer